Zazove Convertible Securities Fund, Inc.
Semi Annual Report
June 30, 2003


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS


HISTORICAL RETURNS                                            1

FINANCIAL STATEMENTS:

	Statement of Assets and Liabilities                     2

	Schedule of Investments                                3-6

	Statement of Operations                                 7

	Statements of Changes in Net Assets                     8

	Notes to Financial Statements                          9-12



Five Year Historical Performance Summary
For the Period Ended June 30, 2003

[A graph illustrates the one-year, three-year and five-year relative performance of the Fund verses the S&P 500 stock index, Russell 2000 index and the Lehman Aggregate Bond index.
All returns over one year are annualized. As illustrated in the graph, during these periods the Fund's returns were +35.71%, +6.04% and +12.52%, respectively. The returns of the S&P 500 were +0.25%, -11.20% and -3.70, respectively. The returns of the Russell 2000 were -1.65%, -3.30% and +2.75%, respectively. The returns of the Lehman Aggregate Bond were +10.39%, +10.08% and +7.35%, respectively.]

The Fund's returns are after all fees and expenses. The Fund's Returns prior to 1/1/99 are those of its predecessor, Zazove Convertible Fund, L.P. The returns of the S&P 500 Stock Index are presented after the reinvestment of dividends. Past results are not a guarantee of future performance.




Statement of Assets and Liabilities
As of June 30, 2003 (Unaudited)

ASSETS

Investments, at market value - cost $37,645,837        $36,780,029
Receivables -
  Dividends                                                 38,513
  Interest                                                 250,294
Prepaid expenses                                             3,527
Total Assets                                           $37,072,363

LIABILITIES & SHAREHOLDERS' CAPITAL

Liabilities -
  Capital shares redeemed                                 $222,408
  Due to brokers                                           870,842
  Accounting fees                                           32,500
  Securities purchased not settled                       1,750,000
  Other payables                                             6,689
Total liabilities                                        2,882,439

Net Assets                                             $34,189,924


ANALYSIS OF NET ASSETS

Common stock ($.01 par value: 25,000,000 shares
  authorized; 2,112,124 shares issued and outstanding      $21,121
Paid in surplus                                         36,021,364
Accumulated undistributed net realized losses on
  investments                                           (4,419,158)
Accumulated distribution in excess of net
  investment income                                      3,432,405
Net unrealized depreciation on investments and
  Securities                                              (865,808)

NET ASSETS                                             $34,189,924


Net asset value per share (based on 2,112,124
  shares outstanding)                                       $16.19




Schedule of Investments
As of June 30, 2003 (Unaudited)
                                          Principal/      Market
                                            Shares         Value
INVESTMENT SECURITIES - 108%

CONVERTIBLE PREFERRED STOCK - 33%

AUSTRALIA - 2%
Village Roadshow 6.500%                        1,500      $45,750
Village Roadshow (144A) 6.500% (b)            22,500      686,250
National Australia Bank 7.875%                   100        3,884
                                                          735,884

UNITED STATES - 31%
Metromedia Int'l Group, Inc. 7.250% (e)      156,000      296,400
AES Trust VII 6.000% Due 05-15-08             50,000    1,925,000
Calpine Capital Trust III 5.500%
   Due 02-01-05                               45,000    1,844,573
Carriage Services Cap Trust 7.000%
   Due 06-01-29                               27,000      850,500
Ford Motor Corp. Trust 6.500%
   Due 01-15-32 (e)                           27,000    1,173,150
Hercules Inc. 6.500% Due 06-30-29              1,020      601,800
Hybridon Inc. Series A 6.500% Due 04-01-04 (d) 6,903      134,747
McLeodUSA Inc. Series A 2.500% Due 04-18-12  262,161    1,926,883
Personnel Group of America Series B           17,048      332,436
Simon Property Group Inc. 6.500% (e)           9,600      997,152
Timet Capital Trust 6.645% Due 12-01-26 (f)   16,200      372,600
                                                       10,455,240

Total convertible preferred stock (cost- $11,481,612)  11,191,124

CONVERTIBLE BONDS - 62%

CANADA - 3%
Nortel Networks Corp. (144A)               1,000,000      856,250
   4.250% due 09-01-08 (b)


CHILE - 3%
Gener S.A.                                 1,200,000    1,098,000
   6.000 % Due 03-01-05

SINGAPORE - 1%
APP Finance Mauritius                     12,903,000      233,867
   0.000% Due 11-18-12 (c)(e)

UNITED STATES - 55%
AES Corporation                              800,000      737,280
   4.500% Due 08-15-05 (e)
Alza Corp.                                 1,200,000      862,224
   0.000% Due 07-28-20 (c)(e)(g)
Computer Associates International, Inc.      850,000    1,028,500
   (144A) 1.625% Due 12-15-09 (b)
Disney Walt Company                        1,300,000    1,356,875
   2.125% Due 04-15-23
Electronic Data Systems (144A)               750,000      776,025
   3.875% Due 06-30-23 (b)
Enron Corporation.                         1,400,000      168,000
   0.000% Due 02-07-21 (a)(c)
First Data Corporation                     1,000,000    1,115,000
   2.000% Due 03-01-08 (e)
GATX Corp.                                 1,000,000    1,017,300
   7.500% Due 02-01-07(e)
Intevac Inc.                                 815,000      892,425
   6.500% Due 03-01-04 (e)
IOS Capital LLC (144A)                     1,000,000      976,600
   5.000% Due 05-01-07 (b)
Kerr McGee Corp.                           1,295,000    1,392,125
   5.250% Due 02-15-10 (e)
Level Three Communications                 2,000,000    1,470,000
   6.000% Due 09-15-09
Liberty Media                              1,200,000      912,000
   3.500% Due 01-15-31 (e)
Lowe's Cos Inc.                            1,850,000    1,382,875
   0.000% Due 02-16-21 (c)
Oak Industries Inc.                        1,000,000      955,000
   4.875% Due 03-01-08 (e)(h)
Ogden Corp.                                  500,000       40,000
   6.000% due 06-01-02 (a)(i)
Ogden Corp.                                1,100,000       88,000
   5.750% Due 10-20-02 (a)(i)
Service Corp. International                  800,000      830,000
   6.750% Due 06-22-08
Sierra Pacific Resources (144A)              500,000      824,063
   7.250% Due 02-14-10 (b)
SpaceHab Inc.                                250,000      150,000
   8.000% Due 10-15-07 (e)
U.S. Diagnostic Labs                         630,000        7,560
   6.500% Due 06-30-01 (a)(b)
U.S. Diagnostic Labs Inc.                  1,569,000       20,868
   9.000% Due 03-31-03 (a)(e)
U.S. Cellular Corp.                        2,500,000    1,137,500
   0.000% Due 06-15-15 (c)
Universal Health Services                  1,200,000      703,500
   0.426% Due 06-23-20
                                                       18,843,719

Total convertible bonds (cost - $21,743,429)           21,031,836

CONVERTIBLE BOND UNITS - 12%

UNITED STATES - 12%
CenterPoint Energy 2.0%                       50,000    1,571,400
General Motors 6.25% Series C                 70,000    1,743,000
News Corp. 0.75% (144A) (b)                      800      844,500

Total convertible bond units (cost - $3,904,616)        4,158,900


COMMON STOCK - 1%

UNITED STATES - 1%
Ascent Assurance, Inc (e)                     12,359        6,179
NTL Europe, Inc.                               3,023           30
Personnel Group of America                   341,811       66,653
Tribune Co.                                    6,556      316,679

Total common stock (cost - $504,429)                      389,542


PREFERRED STOCK - 0%

UNITED STATES - 0%
NTL Europe, Inc. 10%                             645        2,258

Total preferred stock (cost - $3,207)                       2,258

WARRANTS - 0%

UNITED STATES -0%
McLeodUSA Inc.                                15,535        6,369

Total warrants (cost - $8,544)                              6,369

Total investment securities (cost - $37,645,837)       36,780,029

Other assets less liabilities - (8%)                   (2,590,105)

SHAREHOLDERS' CAPITAL - 100%                          $34,189,924

(a) This security is in default and interest is not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non income producing.
(d) Dividends received on these positions are paid in kind with common stock in lieu of cash disbursements.
(e) These securities are pledged as collateral for the margin account held by the custodian.
(f) Issuer name changed to Tribune Company.
(g) Issuer acquired by Johnson & Johnson.
(h) Issuer acquired by Corning, Inc.
(i) Issuer name changed to Covanta Energy Corporation.




Statement of Operations
For the six months ended June 30, 2003
(Unaudited)

INVESTMENT INCOME:
  Dividends                                               $482,314
  Interest                                                 390,337
  Other                                                      1,008
     Total investment income                               873,659

EXPENSES:
  Management fee                                           261,300
  Margin interest                                           31,676
  Transfer agency fee                                       32,098
  Professional fees                                         13,000
  Custodian fees                                             4,076
  Director fees                                              3,000
  Insurance expense                                          1,698
  Other fees                                                 2,257

     Total expenses                                        349,105

NET INVESTMENT INCOME                                      524,554

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized loss on investments                         (70,909)
  Net change in unrealized depreciation of
   Investments and short securities                      8,424,189

     Net realized and unrealized gain on investments
       And short securities                              8,353,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $8,877,834




Statement of Changes in Net Assets
For the six months ended June 30, 2003
(Unaudited)


OPERATIONS:
Net investment income                                     $524,554
Net realized loss on investments                           (70,909)
Net change in unrealized depreciation of investments
  And short securities                                   8,424,189

Net increase in net assets resulting from operations     8,877,834

CAPITAL SHARE TRANSACTIONS:
Proceeds from-
   Shares sold                                             430,457
Payments for -
   Shares redeemed                                        (554,436)

Net decrease in net assets resulting
  from capital share transactions                         (123,979)

NET INCREASE IN NET ASSETS                               8,753,855

NET ASSETS, beginning of period                         25,436,069

NET ASSETS, end of period                              $34,189,924




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor. The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

The following is a summary of significant accounting policies:

Security Valuation - Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Board of Directors.

Cash and Cash Equivalents - Cash and cash equivalents include cash and money market investments.

Other Policies - The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Distributions from the Fund are recorded on the ex-distribution date.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

3. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.

                                      Net Assets in
                                      excess of         Net Assets in
                 First $20,000,000    $20,000,000 up    excess of
 Net Assets       in capital           to $70,000,000    $70,000,000

Annual management
Fee rate               2.00%               1.50%           1.00%

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew
J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the shareholders or the directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

4. INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $2,142,583, of which, $1,523,170 will expire on December 31, 2009 and $619,413 will expire on December 31, 2010.

At December 31, 2002 the Fund had undistributed ordinary income of $1,816,258 for tax purposes.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, losses relating to wash sale transactions, and differences between book and tax amortization for premium and market discount. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. At June 30, 2003, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

Cost of investments for tax purposes              $37,924,819

Gross tax unrealized appreciation                 $5,990,217
Gross tax unrealized depreciation                 (7,135,008)
Net tax unrealized depreciation on investments    $(1,144,791)

5.  INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, purchases of investment securities and proceeds from sales of investment securities
(excluding short-term securities) were $11,320,859 and $11,721,863, respectively.
There were no purchases or sales of long-term U.S.
government securities.

6. OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund engages in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions. At June 30, 2003, the Fund did not hold any short positions.

At June 30, 2003, the Fund's top five industry concentrations (as a percentage of investment securities at fair value) were as follows:

Utility - Electric                   18.0%
Integrated Telecom Services           9.4%
Autos                                 8.0%
IT Services                           7.9%
Communications Equipment              7.6%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At June 30, 2003, the Fund owed the brokerage firm $870,842 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate plus 30 basis points (1.55% at June 30, 2003).

7. PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at
800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.



DIRECTORS                          Andrew  J. Goodwin, III
                                   Jack L. Hansen
                                   Steven M. Kleiman
                                   Peter A. Lechman
                                   Gene T. Pretti

OFFICERS                           Gene T. Pretti
                                   Steven M. Kleiman

INVESTMENT ADVISOR                 Zazove Associates, LLC
                                   940 Southwood Blvd., Suite 200
                                   Incline Village, NV  89451

CUSTODIAN                          UMB Bank N.A.
                                   928 Grand Avenue
                                   Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS            Deloitte and Touche
                                   Two Prudential Plaza
                                   180 North Stetson Street
                                   Chicago, IL  60601

DIVIDEND-DISBURSING
AND TRANSFER AGENT                 UMB Fund Services, Inc.
                                   803 W. Michigan Street, Suite A
                                   Milwaukee, WI  53233-2301